UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 28, 2015

SJW Corp.
(Exact name of registrant as specified in its charter)

California	1-8966	77-0066628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 W. Taylor Street, San Jose, California		95110
(Address of principal executive offices)		(Zip Code)
(408) 279-7800
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02:	Results of Operations and Financial Condition.

On October 28, 2015, SJW Corp. (the “Corporation”) announced its financial results for the quarter ended September 30, 2015. A copy of the press release announcing the financial results is attached hereto as Exhibit 99.1 and incorporated into this Form 8-K by reference.

Item 9.01:	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description of Document

99.1	Press Release issued by SJW Corp., dated October 28, 2015 announcing the 2015 Third Quarter Financial Results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SJW CORP.

Date: October 28, 2015	/s/ James P. Lynch
James P. Lynch, Chief Financial Officer and Treasurer

Exhibit Number	Description of Document

99.1	Press Release issued by SJW Corp., dated October 28, 2015 announcing the 2015 Third Quarter Financial Results.